UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2020

Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39153	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	HTIA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders (the “Annual Meeting”) of Healthcare Trust, Inc. (the “Company”) was initially called to order on April 15, 2020 and reconvened on May 12, 2020. At the reconvened Annual Meeting on May 12, 2020, there were present, in person or by proxy, stockholders holding an aggregate of 50,951,144 shares of the Company’s common stock, out of a total number of 92,012,617 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 55.4% of the shares entitled to be voted.

At the Annual Meeting, the Company’s stockholders: (i) re-elected Leslie D. Michelson and Edward M. Weil, Jr. as Class III directors to serve until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) ratified the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; (iii) approved, on a non-binding advisory basis, the compensation of the Company’s executive officers; and (iv) approved, on a non-binding advisory basis, a frequency of one year for future stockholder advisory votes on compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2020 proxy statement. No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting. The Board of Directors considered various factors, including the results of the non-binding advisory vote on the frequency of future stockholder advisory votes, in its deliberations, and affirmed that it was in the best interest of the Company to hold a stockholder advisory vote every three years with respect to the compensation of the Company’s named executive officers. The final results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Class III Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Leslie D. Michelson	38,309,962	3,655,039	5,100,500	3,885,643
Edward M. Weil, Jr.	38,040,562	3,875,269	5,149,670	3,885,643

Proposal 2 – Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,583,930	1,481,471	4,000,100	3,885,643

Proposal 3 – Non-Binding Advisory Vote on the Compensation of the Company’s Executive Officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
33,891,816	6,598,486	6,575,199	3,885,643

Proposal 4 – Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on the Compensation of the Company’s Executive Officers:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
28,670,765	3,088,843	8,389,156	6,916,737	3,885,643

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRUST, INC.

Date: May 12, 2020	By:	/s/ Katie P. Kurtz
Katie P. Kurtz Chief Financial Officer, Secretary and Treasurer